AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT
                               DATED JUNE 2, 2003

        THIS AMENDMENT, dated as of April ___, 2005, by and between FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), PIMCO VARIABLE INSURANCE TRUST (the "Fund"), PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
(the "Adviser"), ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC (the "Distributor") and CHARLES SCHWAB & CO., INC. ("Schwab").

        WHEREAS, FGWL&A, the Fund, the Adviser, the Distributor and Schwab, collectively, the Parties, entered into a Fund Participation Agreement, dated June 2, 2003, as amended (the "Agreement"); and

        WHEREAS, the Parties to the Agreement desire to add the PIMCO VIT Total Return Portfolio - Administrative Class to the Portfolios listed in Schedule B of the Agreement; and

        WHEREAS the Adviser is the registered investment advisor for the PIMCO VIT Total Return Fund, as that term is defined under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Distributor is duly registered as a broker-dealer and acts as principal underwriter to the PIMCO VIT Total Return Fund under the Securities Exchange Act of 1934, as amended; and

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, the parties to the Agreement hereby AMEND the Agreement as follows:

        Schedule B of the Agreement is hereby replaced in its entirety with Schedule B attached hereto.

        The Agreement otherwise remains in full force and effect.


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        IN WITNESS WHEREOF, the Parties have executed this Amendment as of the
___ day of April, 2005.


   FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



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   Signature                                       Date


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   Printed name                                           Title

   PIMCO VARIABLE INSURANCE TRUST


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   Signature                                       Date


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   Printed name                                           Title

   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC



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   Signature                                       Date


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   Printed name                                           Title

   ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC



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   Signature                                       Date


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   Printed name                                           Title

   CHARLES SCHWAB & CO., INC.


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   Signature                                       Date


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   Printed name                                           Title



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                                   SCHEDULE B

   Designated Portfolios

   PIMCO VIT Total Return Portfolio
   PIMCO VIT High Yield Portfolio
   PIMCO VIT Low Duration Portfolio